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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): MARCH 11, 2005

                          ATLAS PIPELINE PARTNERS, L.P.
             (Exact name of registrant as specified in its chapter)

             DELAWARE                    1-14998               23-3011077
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

             311 ROUSER ROAD, MOON TOWNSHIP, PA                   15108
           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: 412-262-2830


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 11, 2005, Atlas Pipeline Partners, L.P. "APL") issued an earnings release announcing its financial results for the year ended December 31, 2004. On March 15, 2005, APL issued a corrective press release, correcting typographical errors that appeared in the March 11, 2005 press release. A copy of the earnings releases are included as Exhibits 99.1 and 99.2 and are incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

99.1    Press Release dated March 11, 2005.

99.2    Press Release dated March 15, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 15, 2005                 Atlas Pipeline Partners, L.P.

                                       By:  Atlas Pipeline Partners GP, LLC

                                       By: /s/ Michael L. Staines
                                       Its President and Chief Operating Officer